ANNUAL REPORT
                               SEPTEMBER 30, 2000

                                   Fiduciary
                                 Capital Growth
                                   Fund, Inc.

                                   A NO-LOAD
                                  MUTUAL FUND

                                   Fiduciary
                                 Capital Growth
                                   Fund, Inc.

                                                                October 27, 2000

Dear Fellow Shareholder:

  We are nine months through what is likely to be the most volatile year in stock market history. According the Leuthold Group, 39% of the trading days for the S&P 500 and 75% of the trading days for the NASDAQ have been "high volatility." That is to say these indices were up or down by more than 1%. The 39% figure for the S&P compares to the post-1945 median of 16%, and the 75% number for the NASDAQ is over four times more volatile than the median of 16.7%. What a way to start the millennium! We are pleased to report that in spite of the tremendous volatility, your portfolio has outperformed the popular indices, including the benchmark Russell 2000, for the quarter and year-to-date periods, respectively.

  The years 1998 and 1999 were relatively difficult for value oriented managers as investors sought risk, particularly in high valuation technology stocks, and were rewarded for it. Even as the environment turns more favorable to our style of investing and punishes some speculations, e.g. internet stocks, we continue to see highly optimistic and arguably unrealistic valuations in various sectors. Well-known stocks like Lucent, Microsoft and Dell have declined sharply this year, over 50% on average, while others such as Ciena, Juniper and Siebel have been rocket ships and sell at phenomenal valuations -- how does 400 times earnings soundo Two weeks ago Intel blew up. Last week it was Apple, this week, Dell - for a third time - and the stock still sells at 37 times earnings. Each bomb sends the momentum crowd toward the ones that haven't blown yet. Ultimately, this strikes us as a loser's game and it would all be quite amusing except that the collateral damage affects everyone. All stocks are more volatile as a consequence. With this sort of backdrop to the investment landscape, it is no wonder our risk sensitive approach is regaining favor. We see more investors seeking to escape the rat race of chasing technology stocks and instead moving toward equities that offer solid growth at a reasonable price.

  The stocks that fit this bill have a long way to go to close the gap that emerged several years ago between aggressive and conservative investment
results.   We see at least two good things happening over the near term.  One, growth in many low valuation companies could exceed expectations. Two, investors should migrate toward a more risk averse investment approach as technology and high valuation stocks inevitably disappoint. Both of these conditions should drive superior performance for your portfolio over the coming years.

  As is customary twice a year, we would like to highlight a few of your portfolio investments. In boilerplate fashion, we would like to remind shareholders that the stocks we highlight are not our "best ideas." If we knew which ones were our best ideas, we'd have all of your money in only those! While we like all of the stocks in your portfolio, it's impossible to predict which ones will move first or by how much.

UPDATE

  In the March letter we highlighted three stocks that hadn't performed, but which we believed had strong prospects. Consolidated Stores is up 15% over the past six months, despite awful performance in the retail sector. We think this stock has a long way to go. Casella Waste System continues to struggle with the disposition of noncore assets, yet the stock has gained over 30% since March 31. Although it remains inexpensive, it is likely to remain quite volatile until the dispositions take place and the Company is back delivering steady earnings growth. G&K Services has gained 41% since March 31, yet still sells for just
11.5 times next year's earnings. We've had some real stinkers this year, too, including Nova and Covance. Nova stumbled with an acquisition but continues to have a terrific business in the transaction processing area. We think this stock will perform nicely from here. Covance has been a combination of self-inflicted wounds and changes by their largest customers, the big pharmaceutical companies. We see no change in the bigger theme of continued outsourcing of drug development activity by the large drug companies, but it will take some time for Covance to adjust. The Company remains a leader in their core franchise.

PROLOGIS TRUST

  With more than 1600 facilities throughout North America and Europe, Prologis is a leading global provider of integrated distribution centers and services. The Company has distinguished itself from other industrial REITs by building a worldwide network around the largest users of distribution space. Global clients in the network can streamline the distribution and logistics procurement process through standardization and benchmarking. Despite popular myths to the contrary, the new economy needs warehouses and distribution. In fact, high throughput distribution is a vital aspect to e-commerce, and Prologis is
literally at ground zero in this endeavor.   We like the industrial sector of
the real estate market because of the versatility of the space and the growing level of worldwide trade.

  We are particularly pleased to be associated with the management of Prologis, as they have repeatedly demonstrated an innovative yet conservative approach to financing their business. The Prologis business model is becoming less capital intensive and thus the return on invested capital continues to rise. As this fact becomes more apparent to The Street, and the overall REIT sector continues to regain favor, the stock should do well.

  Prologis has grown funds from operations (the proxy for earnings in the REIT world) consistently in the 10-12% range. We expect that rate to continue for the next several years. Most of their customers have long-term leases with price escalators, which locks in recurring revenue. As more customers utilize the network, the leverage becomes attractive. The yield on Prologis is currently 5.8%. With double-digit growth in funds from operations and a 5.8% yield, we think the total return possibilities are quite attractive, even without multiple expansion. The P/E ratio (price-to-funds from operations) is just 10.5 and 9.5 times 2000 and 2001 estimates, respectively.

MGIC INVESTMENT CORP.

  MGIC is the leading provider (with about 25% market share) of private mortgage insurance (covering residential first mortgages) to lenders to protect them from loss on low down payment loans. Long term clients may remember MGIC, as it was a very successful holding in the mid 1990s. While MGIC is a national player and is widely recognized as the highest quality company in the mortgage insurance sector, it is also a local Milwaukee based institution. This has afforded us the opportunity to know the people more intimately than is typical. In MGIC's case, familiarity breeds respect. Management has done a wonderful job so far dealing with Fannie Mae, Freddie Mac and the legislative side of this business. They have also positioned themselves conservatively from a reserve and exposure standpoint, which is not easy to do when times are good and others are trying to grab market share. Additionally, MGIC has undertaken some exciting technology initiatives, which we feel really puts them way out in front of the industry.

  We like the mortgage insurance business because the earnings are largely recurring in nature. Over the next few years, we expect insurance in force to grow in the high single digits and expenses to fall as a percent of revenue. This should continue to drive solid earnings per share growth. While new business written fluctuates due to interest rates, insurance in force remains quite steady. Modest population growth, immigration, stronger household formation, increasing home ownership rates and new products drive long term growth. MGIC is well-reserved and has "stress tested" their book nearly every conceivable way. That is not to say this company will never have any earnings problems; it just means it is highly unlikely we will see "one-time" large reserve additions.

  Although MGIC has been a strong performer recently, we find the stock still reasonable on a valuation basis. The Company is on track to earn $5.00 per share this year and $5.60 per share or so next year. The P/E ratio of 11 times next year's number is actually on the low end of MGIC's historical P/E trading range of 9-19.

OLD REPUBLIC INTERNATIONAL CORP.

  Old Republic has been a long term holding in the portfolio for a variety of reasons. First, we know and we trust the management, which is a key factor in any financial stock. Second, we understand their three lines of insurance, as well as how and why they approach their markets. As Warren Buffet says, "It's in our sphere of competency." Finally, the stock is significantly undervalued.

  Despite sizeable assets of nearly $7 billion, Old Republic is a niche insurance company based in Chicago. In terms of earnings, the biggest contributor in recent years (about 60%) has been mortgage insurance, where they are the sixth largest player (10% market share). This is a solid operation that gets high marks from their competitor, MGIC. We think this business is worth $17-19.00 per share as a stand-alone entity. Commercial trucking lines dominate the general insurance operation, which generates just a third of the earnings, even though it is over half of the revenue. This area has been weak in recent years, primarily due to increased severity of losses. Management aggressively repriced this business and screwed down the underwriting, and the results have been impressive over the past two quarters. We think there is upside to next year's numbers as this business improves rapidly. As a separate company, the general insurance business could be worth $9-11.00 per share. The third business, title insurance, is considerably more volatile as it fluctuates with mortgage interest rates and refinancings, and thus carries a lower multiple. It is, however, a good business with solid return characteristics. It is worth $2-
3.00 per share, in our opinion.  In total, the Company appears to be worth $28-
33.00 versus the current price of $25.00.

  We believe this value can grow at a double-digit clip over the next few years as general insurance recovers. With a yield of 3.5% and a P/E ratio on 2001 of 10.6, we think the stock can appreciate another 30% over the next 12-18 months.

  From time to time we have discussed with you the significance of share buybacks by our portfolio companies. Currently, 27 of the 37 companies in the portfolio are repurchasing shares. It would seem intuitive that when insiders are buying the shares of a company either personally or with corporate funds it would be indicative of a security that they felt may be undervalued.

  But just how does that translate into positive wealth creation for us, as shareholderso The following table shows you the impact of a 20% share repurchase would have on Republic Services, which we believe to be significantly undervalued. The stock is currently priced at $13.57 in the marketplace, which we believe understates the true private market value of this company. Applying various matrixes, we come up with a value of Republic Services of somewhere between $22-25.00 per share. Assuming a $23.50 current private market value, a 20% repurchase would have the following impact on Republic's valuation (Republic is currently in the throws of a $50 million share repurchase program):

                              CURRENT MARKET VALUE

TOTAL MARKET VALUE                                             $2,382 MILLION
  / Shares Outstanding                                         175.6 Million
  = Stock Price                                                    $13.57

CURRENT PRIVATE MARKET VALUE (AT $23.50 PER SHARE)            $4,126.6 MILLION
  / Shares Outstanding                                         175.6 Million
  = Stock Value                                                    $23.50

                        VALUE AFTER 20% SHARE REPURCHASE

NEW APPRAISED VALUE (Original $4,126.6 Million less           $3,650.0 MILLION
$13.57 per share Repurchase Cost of $476.6 Million)
  / New Shares Outstanding                                     140.5 Million
  = New Stock Value                                                $25.98

  If, as the exercise shows, we purchase 20% of the shares of Republic, the number of shares outstanding will drop by 35.12 million. The nominal value, or new appraised value, would go down accordingly for the shares repurchased, or $476.5 million, leaving a new appraised value for the Company of $3,650 million. The intrinsic worth of the Company with the share repurchase, in this case, goes up by $2.48 per share, or 10.6%. The management teams of our companies understand this exercise, and this is why, with excess funds, almost 75% of the companies in your portfolio are exercising share repurchase exercises. Share repurchases by companies, therefore, increase the value of the shares owned by the remaining shareholders, with little incremental risk, as long as the leverage is low. Long term, it will drive the value of the shares we own that much higher.

  "A-HA!" You say, "I see Microsoft continuing to buy shares in the open market!" Not so fast! The flaw here is the underlying value of Microsoft. If one believes, contrary to our current belief, that the private market value of Microsoft is greater than the current stock price, then the above exercise would hold. We, however, don't share that view, no matter how great a company Microsoft may be. In the case of Microsoft, they are actually repurchasing shares as a defensive measure to avoid dilution in earnings to remaining shareholders.

  The reason for this is the continued significant issuance of stock options to management, in Microsoft's case, to lure attractive talent. When these employees cash in their options to purchase stock, the number of shares outstanding increases, resulting in a watering down of the earnings per share and value for the remaining shareholders. This can hurt a company's stock price. We believe, in situations such as Microsoft, and a lot of the technology companies that continue to issue stock options as a form of compensation, that the share buyback is actually a defensive counter-measure to avoid diluting earnings and, potentially, shareholder value. Recently, Pat McConnell, the highly respected accounting analyst at Bear Stearns, reported that S&P 500 earnings growth would have been 6% less if the options were figured as compensation.

  It is obvious from the above Republic Services example that share buybacks can indeed be a good thing. However, one has to delve into what the intrinsic value of the underlying company is before one can assuredly determine whether a share repurchase is, as in the case of Republic Services, a move which enhances shareholder value, or, as in the case of Microsoft and many of the technology shares, a defensive measure.

  As of September 30, 2000, with regard to the 27 companies we currently own that are undergoing significant share repurchases, we feel very strongly that the underlying value of the companies is substantially in excess of the current market price, and that the share repurchases that are in place are adding significant value to the stock that we own as shareholders.

  The Board of Directors has declared a distribution of $0.65395 from net short-term realized capital gains, and $0.39562 from net long-term realized capital gains. Your distribution confirmation is enclosed.

  As always, we thank you for your continued support and belief in our approach to value investing here at Fiduciary Capital Growth Fund, Inc.

Sincerely,

   /s/ Ted D. Kellner      /s/ Donald S. Wilson       /s/ Patrick J. English

   Ted D. Kellner, C.F.A   Donald S. Wilson, C.F.A    Patrick J. English, C.F.A.
   President               Vice President             Portfolio Manager

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555

Fiduciary Capital Growth Fund, Inc.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

During the fiscal year ended September 30, 2000, the stock market exhibited extreme volatility. A recent study by The Leuthold Group shows that over the past two years, stocks have been more volatile than at any time since World War
II. Dramatic swings, particularly in the Nasdaq technology stocks, are indicative of a highly speculative environment. During the December quarter and most of the March quarter, the Fund's conservative posture caused it to underperform. Following the spectacular rise in the Nasdaq Index in the first half of fiscal 2000, a significant decline ensued. The Fund performed dramatically better on a relative and absolute basis during this period of decline. Despite the decline in the Nasdaq over the past six months, many of the largest capitalization stocks, whose performance drives the Nasdaq (it is a capitalization-weighted Index), remain substantially above historical valuation benchmarks. Similar dynamics affected the Russell 2000 in the year ended September 30, 2000. A large number of small internet and technology companies were added to this Index in June of 1999 (the Index is reconstituted every June
30). Many smaller technology companies became very large market capitalization stocks in the latter half of calendar 1999 and early 2000 and since the Russell 2000 is also a market capitalization weighted index, these companies had a dominating influence on performance. The relative and absolute performance of the Fund versus the Russell 2000 also improved dramatically as the speculative technology sector declined following the early March peak. As was the case for fiscal 1999, the majority of the Fund's fiscal 2000 performance of 18.35% came from the underlying earnings growth of the companies as opposed to P/E multiple expansion. This cannot be said of the large capitalization Nasdaq Index or the smaller capitalization Russell 2000 Index, both of which experienced performance well beyond the underlying growth of the constituent companies.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                FIDUCIARY CAPITAL GROWTH FUND, NASDAQ COMPOSITE
                 INDEX(1)<F1> AND THE RUSSELL 2000 INDEX(2)<F2>

                FIDUCIARY CAPITAL       NASDAQ COMPOSITE        RUSSELL 2000
   DATE            GROWTH FUND                INDEX                INDEX
   ----            -----------                -----                -----
 9/30/90             $10,000                 $10,000              $10,000
 9/30/91             $13,490                 $15,290              $14,490
 9/30/92             $15,554                 $16,941              $15,794
 9/30/93             $18,680                 $22,176              $21,022
 9/30/94             $19,446                 $22,221              $21,337
 9/30/95             $23,861                 $30,331              $26,330
 9/30/96             $26,891                 $35,669              $29,779
 9/30/97             $37,217                 $49,010              $39,666
 9/30/98             $30,659                 $49,245              $32,122
 9/30/99             $35,681                 $79,841              $38,247
 9/30/00             $42,229                $106,779              $47,193

(1)<F1>   NASDAQ Composite Index covers 4,500 stocks traded over the counter.
          It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.
(2)<F2> The Russell 2000 Index is an index comprised of 2,000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service market of the Frank Russell Company.

                          AVERAGE ANNUAL TOTAL RETURN

                         1-YEAR     5-YEAR     10-YEAR
                          18.4%      12.1%      15.5%

                                                    100 East Wisconsin Avenue
FIDUCIARY CAPITAL GROWTH FUND, INC.                 Suite 1500
REPORT OF INDEPENDENT ACCOUNTANTS                   Milwaukee, WI  53202

(PRICEWATERHOUSECOOPERS LOGO)

October 27, 2000

To the Shareholders and Board of Directors of Fiduciary Capital Growth Fund, Inc.

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fiduciary Capital Growth Fund, Inc. (the "Fund") at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

STATEMENT OF NET ASSETS
September 30, 2000

                                                                      QUOTED
                                                                      MARKET
  SHARES                                                 COST         VALUE
  ------                                                 ----         -----
LONG-TERM INVESTMENTS -- 96.9% (A)<F4>

COMMON STOCKS -- 92.2% (A)<F4>

             CHEMICAL/SPECIALTY MATERIALS -- 10.1%
     43,700  Cambrex Corp.                            $ 1,044,912  $ 1,616,900
     29,000  Great Lakes Chemical Corp.                   830,943      850,062
     23,200  Minerals Technologies Inc.                   894,570    1,067,200
     37,300  Sigma-Aldrich Corp.                        1,077,993    1,230,900
                                                      -----------  -----------
                                                        3,848,418    4,765,062

             CONSUMER SERVICES -- 2.5%
     32,100  H & R Block, Inc.                            932,598    1,189,706

             DISTRIBUTION -- 4.2%
     37,700  Arrow Electronics, Inc.*<F3>                 569,213    1,284,156
     50,000  Pioneer-Standard
               Electronics, Inc.                          412,188      678,125
                                                      -----------  -----------
                                                          981,401    1,962,281

             HEALTH INDUSTRIES -- 14.7%
    120,000  Covance Inc.*<F3>                          1,296,990      982,500
     63,000  DENTSPLY International Inc.                1,121,875    2,201,062
     21,300  Haemonetics Corp.*<F3>                       347,403      543,150
     16,600  IDEXX Laboratories, Inc.*<F3>                271,825      444,050
     39,100  Renal Care Group, Inc.*<F3>                  835,780      728,238
     83,300  Sybron International Corp.*<F3>            1,203,333    1,999,200
                                                      -----------  -----------
                                                        5,077,206    6,898,200

             INDUSTRIAL SERVICES -- 6.2%
    104,000  Casella Waste System, Inc.*<F3>            1,486,594    1,053,000
    142,300  Republic Services, Inc.*<F3>               2,095,926    1,867,688
                                                      -----------  -----------
                                                        3,582,520    2,920,688

             INSURANCE -- 11.2%
     46,957  Delphi Financial Group, Inc.*<F3>          1,522,621    1,901,758
     24,000  MGIC Investment Corp.                        836,040    1,467,000
     79,325  Old Republic
               International Corp.                      1,014,375    1,908,758
                                                      -----------  -----------
                                                        3,373,036    5,277,516

             MEDIA/COMMUNICATION -- 0.4%
     27,000  Completel Europe N.V.*<F3>                   472,133      192,375

             MISCELLANEOUS-BUSINESS SERVICES -- 9.4%
     80,000  G & K Services, Inc.                       2,090,618    2,245,000
     20,300  Keane, Inc.*<F3>                             402,736      353,220
     98,000  Modis Professional
               Services, Inc.*<F3>                      1,036,260      508,375
     44,000  Morrison Management
               Specialists, Inc.                          760,866    1,300,200
                                                      -----------  -----------
                                                        4,290,480    4,406,795

             MISCELLANEOUS-TECHNOLOGY MANUFACTURING -- 4.3%
     18,500  Bell & Howell Co.*<F3>                       529,562      404,688
     30,600  Brady Corp.                                  915,376      925,650
     75,100  Paxar Corp.*<F3>                             642,400      671,206
                                                      -----------  -----------
                                                        2,087,338    2,001,544

             PAPER/PACKAGING -- 2.5%
     37,100  AptarGroup, Inc.                             922,865      888,081
     35,000  Wausau-Mosinee
               Paper Corp.                                442,110      271,250
                                                      -----------  -----------
                                                        1,364,975    1,159,331

             PRODUCER MANUFACTURING -- 2.1%
     59,000  Regal-Beloit Corp.                           731,582    1,000,640

             REAL ESTATE -- 2.0%
     50,100  Security Capital Group Inc.
               CL B*<F3>                                  814,769      948,769

             RETAIL TRADE -- 12.7%
    131,000  Casey's General Stores, Inc.               1,062,688    1,703,000
    150,000  Consolidated Stores Corp.*<F3>             2,070,550    2,025,000
    116,800  Family Dollar Stores, Inc.                 1,961,644    2,248,400
                                                      -----------  -----------
                                                        5,094,882    5,976,400

             SOFTWARE/SERVICES -- 9.9%
     62,700  NOVA Corp./Georgia*<F3>                    1,326,186    1,073,738
     84,000  SunGard Data Systems Inc.*<F3>             2,218,115    3,596,250
                                                      -----------  -----------
                                                        3,544,301    4,669,988
                                                      -----------  -----------
                 Total common stocks                   36,195,639   43,369,295

REITS -- 4.7% (A)<F4>
     92,500  Prologis Trust                             1,915,109    2,196,875
                                                      -----------  -----------
             Total long-term
               investments                             38,110,748   45,566,170

SHORT-TERM INVESTMENTS -- 2.6% (A)<F4>
             VARIABLE RATE DEMAND NOTE -- 2.6%
 $1,196,965  Firstar Bank U.S.A., N.A.                  1,196,965    1,196,965
                                                      -----------  -----------
                 Total investments                    $39,307,713   46,763,135
                                                      -----------
                                                      -----------
                 Cash and receivables, less
                 liabilities 0.5% (A)<F4>                              252,203
                                                                   -----------
                 NET ASSETS                                        $47,015,338
                                                                   -----------
                                                                   -----------
                 Net Asset Value Per Share
                   ($0.01 par value 10,000,000
                   shares authorized), offering
                   and redemption price
                   ($47,015,338 / 2,504,238
                   shares outstanding)                                  $18.77
                                                                        ------
                                                                        ------

  *<F3>   Non-income producing security.
(a)<F4>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

Fiduciary Capital Growth Fund, Inc.
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2000

INCOME:
   Dividends                                                       $  369,815
   Interest                                                            85,945
                                                                   ----------
          Total income                                                455,760
                                                                   ----------

EXPENSES:
   Management fees                                                    401,620
   Administrative services                                             36,775
   Professional fees                                                   29,319
   Transfer agent fees                                                 22,805
   Registration fees                                                   21,202
   Printing and postage expense                                        17,359
   Custodian fees                                                      10,096
   Board of Directors fees                                              2,000
   Other expenses                                                       2,419
                                                                   ----------
          Total expenses                                              543,595
                                                                   ----------
NET INVESTMENT LOSS                                                   (87,835)
                                                                   ----------
NET REALIZED GAIN ON INVESTMENTS                                    2,896,108
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              4,458,075
                                                                   ----------
NET GAIN ON INVESTMENTS                                             7,354,183
                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $7,266,348
                                                                   ----------
                                                                   ----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2000 and 1999


                                                   2000               1999
                                                ----------         ----------
OPERATIONS:
   Net investment loss                         $   (87,835)       $   (77,119)
   Net realized gain on investments              2,896,108            857,097
   Net increase in unrealized
     appreciation on investments                 4,458,075          5,355,880
                                               -----------        -----------
          Net increase in net assets
            resulting from operations            7,266,348          6,135,858
                                               -----------        -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gains
     ($0.43172 and $4.71103 per share,
     respectively)                              (1,033,403)*<F5>   (9,979,348)
                                               -----------        -----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (560,103
     and 110,952 shares, respectively)           9,479,394          1,867,672
   Net asset value of shares issued in
     distributions (64,902 and 597,484
     shares, respectively)                         964,443          8,836,792
   Cost of shares redeemed (517,353 and
     423,064 shares, respectively)              (8,776,240)        (6,792,793)
                                               -----------        -----------
          Net increase in net assets derived
            from Fund share activities           1,667,597          3,911,671
                                               -----------        -----------
          TOTAL INCREASE                         7,900,542             68,181

NET ASSETS AT THE BEGINNING OF THE YEAR         39,114,796         39,046,615
                                               -----------        -----------
NET ASSETS AT THE END OF THE YEAR              $47,015,338        $39,114,796
                                               -----------        -----------
                                               -----------        -----------

*<F5>  See Note 7.

  The accompanying notes to financial statements are an integral part of these statements.

Fiduciary Capital Growth Fund, Inc.
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                                                  YEARS ENDED SEPTEMBER 30,
                                                              ------------------------------------------------------------------
                                                               2000           1999           1998           1997           1996
                                                              ------         ------         ------         ------         ------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of year                            $16.32         $18.49         $26.53         $21.76         $21.58
Income from investment operations:
     Net investment (loss) income                              (0.03)         (0.03)         (0.02)          0.03           0.13
     Net realized and unrealized
       gains (losses) on investments                            2.91           2.57          (4.15)          7.39           2.24
                                                              ------         ------         ------         ------         ------
Total from investment operations                                2.88           2.54          (4.17)          7.42           2.37

Less distributions:
     Dividends from net investment income                         --             --          (0.01)         (0.15)         (0.12)
     Distributions from net realized gains                     (0.43)         (4.71)         (3.86)         (2.50)         (2.07)
                                                              ------         ------         ------         ------         ------
Total from distributions                                       (0.43)         (4.71)         (3.87)         (2.65)         (2.19)
                                                              ------         ------         ------         ------         ------
Net asset value, end of year                                  $18.77         $16.32         $18.49         $26.53         $21.76
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------

TOTAL INVESTMENT RETURN                                        18.4%          16.4%         (17.6%)         38.4%          12.7%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                          47,015         39,115         39,047         52,678         45,835
Ratio of expenses to average net assets                         1.2%           1.3%           1.2%           1.2%           1.2%
Ratio of net investment (loss) income
  to average net assets                                        (0.2%)         (0.2%)         (0.1%)          0.1%           0.6%
Portfolio turnover rate                                        46.7%          75.9%          54.3%          60.7%          43.7%

  The accompanying notes to financial statements are an integral part of this statement.

Fiduciary Capital Growth Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
September 30, 2000

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the Fiduciary Capital Growth Fund, Inc. (the "Fund"), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940. The Fund was incorporated under the laws of Wisconsin on July 29, 1981. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments (securities with maturities of 60 days or less) are valued at amortized cost which approximates quoted market value. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts as reported on the statement of net assets are substantially the same for Federal income tax purposes.

     (b) Net realized gains and losses on common stock are computed on the identified cost basis.

     (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has utilized $244,219 of post-October losses from the prior year to offset current year net capital gains, as provided by tax regulations.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and the Fund does not anticipate nonperformance by these counterparties.

     (f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMI a monthly management fee at the annual rate of 1% of the daily net assets up to and including $30,000,000 and 0.75% of the daily net assets of the Fund in excess of $30,000,000. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.1% of the daily net assets up to and including $30,000,000 and 0.05% of the daily net assets of the Fund in excess of $30,000,000.

(3)  DISTRIBUTION TO SHAREHOLDERS --

          Net investment income and net realized gains, if any, are distributed to shareholders. On October 27, 2000, the Fund distributed $1,647,237 from net short-term realized gains ($0.65395 per share) and $996,516 from long-term realized gains ($0.39562 per share). The distributions will be paid on October 30, 2000, to shareholders of record on October 26, 2000.

(4)  INVESTMENT TRANSACTIONS --

          For the year ended September 30, 2000, purchases and proceeds of sales of investment securities (excluding short-term investments) were $21,023,184 and $19,644,757, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of September 30, 2000, liabilities of the Fund included the following:

          Payable to FMI for management
            and administrative fees                               $    37,709
          Other liabilities                                             9,304

(6)  SOURCES OF NET ASSETS --

     As of September 30, 2000, the sources of net assets were as follows:

          Fund shares issued and outstanding                      $37,005,073
          Net unrealized appreciation on investments                7,455,422
          Accumulated net realized gains on investments             2,554,843
                                                                  -----------
                                                                  $47,015,338
                                                                  -----------
                                                                  -----------

     Aggregate net unrealized appreciation as of September 30, 2000, consisted of the following:

          Aggregate gross unrealized appreciation                 $10,858,443
          Aggregate gross unrealized depreciation                  (3,403,021)
                                                                  -----------
              Net unrealized appreciation                         $ 7,455,422
                                                                  -----------
                                                                  -----------

(7)  REQUIRED FEDERAL INCOME TAX DISCLOSURES (UNAUDITED) --

          In early 2000, shareholders received information regarding all distributions paid to them by the Fund during the fiscal year ended September 30, 2000. The Fund hereby designates the following amounts as long-term capital gains distributions.

     Capital gains taxed at 20%                                   $        -0-

          The percentage of ordinary income which is eligible for the corporate dividend received deduction for the fiscal year ended September 30, 2000 was 30%.

                      FIDUCIARY CAPITAL GROWTH FUND, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                                 TED D. KELLNER
                                THOMAS W. MOUNT
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                               FIRSTAR BANK, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Fiduciary Capital Growth Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.